Value Line Core Bond Fund
Investor Class	(Ticker Symbol: VAGIX)

SUMMARY PROSPECTUS
May 1, 2023

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to info@vlfunds.com. The current Prospectus and Statement of Additional information dated May 1, 2023 are incorporated by reference into this Summary Prospectus.

VALUE LINE CORE BOND FUND SUMMARY
Investment objectives
The Fund’s primary investment objective is to maximize current income. Capital appreciation is a secondary objective but only when consistent with the Fund’s primary objective.
Fees and expenses
This table describes the fees and expenses that you would pay if you buy and hold shares of the Fund. There are no shareholder fees (fees paid directly from your investment) when you buy and sell shares of the Fund. Future expenses may be greater or less.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Investor Class
Management Fees	0.35%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.60%
Total Annual Fund Operating Expenses	1.20%
Fee Waiver and Expense Reimbursement(*)	–0.40%
Net Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement(*)	0.80%

(*)
Net total annual operating expenses in the table above have been restated from 0.90% to 0.80% to reflect a change in the fee waiver and expense reimbursement (the “Expense Limitation”) that occurred on May 1, 2023. Under the Expense Limitation, EULAV Asset Management (the “Adviser”) and EULAV Securities LLC, the Fund’s principal underwriter (the “Distributor”) have agreed to waive a portion of their advisory and Rule 12b-1 fees and the Adviser has further agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to interest, taxes, brokerage and futures commissions, and extraordinary expenses not incurred in the ordinary course of the Fund’s business) to 0.80% of the Fund’s average daily net assets through May 1, 2024. The Adviser and Distributor may subsequently recover from the Fund reimbursed expenses and/or waived fees (within 3 years from the month in which the waiver/reimbursement occurred) to the extent that the Fund’s expense ratio is less than the Expense Limitation or, if lower, the expense limitation in effect when the waiver/reimbursement occurred. The Expense Limitation can be terminated before May 1, 2024 only with the agreement of the Fund’s Board.

Example
The example that follows is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated whether or not you redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that the Expense Limitation is in place for one year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Investor Class	$82	$341	$621	$1,419
Portfolio turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
Principal investment strategies of the Fund
Under normal circumstances, the Fund invests at least 80% of its assets (including borrowings for investment purposes) in bonds and other debt instruments (“80% Policy”). The Fund’s 80% Policy may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change. The Fund may invest in bonds and debt instruments of any type, including corporate bonds, securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (U.S. government securities), securities issued or guaranteed by non-U.S. governments or their agencies or instrumentalities (sovereign debt), securities issued by supranational agencies, mortgage-backed securities, asset-backed securities, and other fixed income securities.
The Fund invests principally in debt obligations issued or guaranteed by the U.S. government and by U.S. corporations. The U.S. government securities in which the Fund may invest include a variety of securities that are issued or guaranteed as to the payment of principal and interest by the U.S. government, and by various agencies or instrumentalities that have been established or sponsored by the U.S. government. The corporate debt obligations in which the Fund may invest include, but are not limited to, bonds, notes, debentures, and commercial paper of U.S. companies and fixed income securities of non-U.S. companies issuing dollar-denominated debt.
The Fund’s assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or by government-sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. The Fund may also invest in securities that are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans and leases.
The Adviser estimates that the average credit quality rating of Fund assets will be investment grade. Investment grade debt securities are rated within the four highest grades by at least one major rating agency, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are determined by the Adviser to be of comparable credit quality. The Fund’s Statement of Additional Information (“SAI”) provides further information on securities ratings.

The Fund invests in debt securities of any maturity, and there is no limit on the Fund’s maximum average portfolio maturity. The Fund estimates that the weighted average maturity of its portfolio will range between three to fifteen years.
In deciding which securities to buy, hold or sell, the Adviser considers a number of factors, including the issuer’s creditworthiness, economic prospects and interest rate trends as well as the security’s credit rating.
Incidental to its primary investment strategy, the Adviser may seek to hedge the Fund’s interest rate exposure, or to profit from anticipated movements in interest rates, by investing in futures contracts on U.S. government securities (such as interest rate futures on government bonds issued by the U.S.). The Adviser is not registered with the Commodity Futures Trading Commission as a commodity trading advisor or commodity pool operator and limits the aggregate amount of the Fund’s investments in commodity interests (such as futures contracts) to comply with an exemption from such registration.
Principal risks of investing in the Fund
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and that you may lose money. Therefore, before you invest in this Fund you should carefully evaluate the risks.
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Market Risk. The chief risk that you assume when investing in the Fund is market risk which is the possibility that the securities in a certain market will decline in value because of factors such as recessions, changes in interest rates, global trade policies, war, terrorism including cyber terrorism, natural and environmental disasters as well as public health emergencies. Market risk may have a material impact on a single issuer, an industry, a sector of the economy or the market as a whole and could be significant and cause losses.

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Interest Rate and Reinvestment Risk. As with most bond funds, the income on and market price of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns usually decline. When interest rates fall, the market prices of these securities usually increase but the Fund’s income tends to decline. Such decline follows quickly for most variable rate securities and eventually for fixed rate securities as the Fund must reinvest the proceeds it receives from existing investments (e.g., upon their maturity, prepayment, buy-back, call, etc.) at a lower rate of interest or return. Generally, the market price of debt securities with longer durations or fixed rates of return will fluctuate more in response to changes in interest rates than the market price of shorter-term securities or variable rate debt securities, respectively.

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Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make interest or principal payments on time. A debt security’s credit rating reflects the credit risk associated with the debt obligation. Generally, higher-rated debt securities involve lower credit risk than lower-rated debt securities. Credit risk is often higher for corporate, mortgage-backed, asset-backed and foreign government debt securities and debt securities of local and state municipalities than for U.S. Government debt securities.

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Prepayment and Extension Risk. Many debt securities give the issuer the option to prepay principal prior to maturity. During periods of falling interest rates, prepayments may accelerate and the Fund may be forced to reinvest the proceeds at a lower interest rate. When interest rates rise, the term of a debt security is at greater risk of extension because rates of prepayments fall and rates of late payments and defaults rise. Extending the duration of a security “locks in” lower interest rates if the extension occurs in a rising interest rate environment.

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Inflation Risk. The market price of the Fund’s debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities (excluding inflation-indexed securities) are subject to long-term erosion in purchasing power and such erosion may exceed any return received by the Fund with respect to a debt security. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because interest rates on variable rate debt securities may increase as inflation increases.

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Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are not backed by the full faith and credit of the U.S., and are neither issued nor guaranteed by the U.S. Treasury. The maximum potential liabilities of the instrumentalities that issue some U.S. government securities may exceed the current resources of such instrumentalities, including their legal right to receive support from the U.S. Treasury. Consequently, although such instruments are U.S. government securities, it is possible that these issuers will not have the funds to meet their payment obligations in the future. Even securities that are backed by the full faith and credit of the U.S. may be adversely affected as to market prices and yields if the long-term sovereign credit rating of the U.S. is further downgraded, as it was by Standard & Poor’s in 2011.

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Below Investment Grade Credit Risk. Below investment grade securities (commonly called “high yield” or “junk” bonds) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness or the risky nature of an investment for which limited or no recourse to the issuer is provided. The market prices of these debt securities usually fluctuate more than that of investment grade debt securities and may decline more significantly in periods of general economic difficulty.

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Mortgage-Backed/Asset-Backed Securities Risk. Investing in mortgage-backed and asset-backed securities poses additional risks, principally with respect to increased interest rate risk, prepayment risk and extension risk.

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Sector Allocation Risk. A sector is a group of selected industries within the economy, such as technology. The Fund may be overweighted or underweighted in certain sectors, which may cause the Fund’s performance to be more or less sensitive, respectively, to developments affecting those sectors.

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Focused Portfolio Risk. Because the Fund may invest a significant portion of its assets in a small number of securities, the Fund’s net asset value may be more volatile and the Fund’s investments may involve more risk than investing in a fund that holds a greater number of securities.

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Ratings Reliance Risk. A rating by a NRSRO represents the organization’s opinion as to the credit quality of a security but is not an absolute standard of quality or guarantee as to the creditworthiness of an issuer. Ratings by NRSROs present an inherent conflict of interest because such organizations are paid by the entities whose securities they rate.

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Derivatives Risk. Investing in derivatives, including U.S. and foreign interest rate futures contracts, may increase the Fund’s volatility and risk of loss. Derivative positions typically are established with a small amount of cash relative to the total amount of investment exposure they generate, so the magnitude of any loss can be much greater than the amount originally invested by the Fund. The success of the Fund’s investments in interest rate futures contracts is dependent on the Adviser’s ability to correctly forecast the movement of interest rates in a given country. Even if the Adviser forecasts correctly, however, the success of the investment also depends on adequate correlation between the change in the relevant interest rate and the change in the value of the futures contract to the Fund. To the extent the Fund is investing in derivatives as a hedge, the success further depends on adequate correlation between the change in value of the futures contract and the change in the value of the portfolio position being hedged.

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Liquidity Risk. Certain securities may be difficult or impossible to sell at the time and price that the Fund would like when there is little or no active trading market. If a security cannot be sold by the Fund at a favorable time and price, the Fund may have to lower the price, sell other securities instead, or forgo an investment opportunity in order to obtain liquidity. This could have a negative effect on the Fund’s performance.

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Foreign Investments Risk. Investing in foreign securities poses additional risks. The performance of foreign securities can be adversely affected by the different political, regulatory and economic environments in countries where the Fund invests, and fluctuations in foreign currency exchange rates may also adversely affect the value of foreign securities. In addition, emerging markets tend to be more volatile than the U.S. market or developed foreign markets.

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Active Management Risk. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage the Fund’s portfolio successfully. There can be no guarantee that the Adviser’s investment strategies will produce the desired results or that the investment objective of the fund will be achieved.

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Market Disruption Risk. Markets may be impacted by negative external and /or direct and indirect economic factors such as pandemics, natural disasters, global trade policies and political unrest or uncertainties. The adverse impact of any one or more of these events on the market value of Fund investments could be significant and cause losses. The outbreak of respiratory disease caused by the coronavirus COVID-19 has had, and is expected to continue to have, a severely adverse impact on the economies of many nations, individual companies and the market in general. The Adviser cannot predict the likelihood of occurrence or the effects of similar pandemics and epidemics in the future on the U.S. and other economies, or the investments in the Fund’s portfolio or the potential for success of the Fund.
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Cybersecurity Risk. As the use of technology becomes more prevalent in the course of business, the Fund becomes more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries or companies in which it invests or with which it does business.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The Fund is not recommended for investors whose principal objective is long-term growth. For a more complete discussion of risk, please turn to page 70.
Fund performance
The bar chart and table that follow can help you evaluate the potential risks of investing in the Fund. The bar chart shows how returns for the Fund’s Investor Class shares have varied over the past ten calendar years, and the table shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of a broad-based market index: the Bloomberg US Aggregate Bond Index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q2 2020	+3.76%
Worst Quarter:	Q1 2022	-5.69%
After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (“IRAs”).
Average annual total returns for periods ended December 31, 2022
Investor Class	1 year	5 years	10 years
Return before taxes	-12.58%	-0.64%	0.38%
Return after taxes on distributions	-13.20%	-1.48%	-0.43%
Return after taxes on distributions and sale of Fund shares(1)	-7.44%	-0.78%	-0.03%
Bloomberg US Aggregate Bond Index(2) (reflects no deduction for fees, expenses or taxes)	-13.01%	0.02%	1.06%

(1)
The return after taxes on distribution and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the investment period.

(2)
The Bloomberg US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid Adjustable Rate Mortgage passthrough’s), asset-backed securities, and commercial mortgage-backed securities. This is an unmanaged index and does not reflect charges, expenses or taxes. It is not possible to directly invest in this Index.

Management
Investment Adviser. The Fund’s investment adviser is EULAV Asset Management.
Portfolio Manager. Liane Rosenberg and Ronald Deonarain have primary responsibility for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since 2009 and has been one of the Fund’s portfolio managers since 2012. Mr. Deonarain has been a portfolio manager with the Adviser since 2022 and has been one of the Fund’s portfolio managers since 2023.
Purchase and sale of Fund shares
Minimum initial investment in the Fund: $1,000. Additional investments can be made in any amount. Investor Class shares are available for purchase via regular monthly investments of  $25 or more through Valu-Matic®. See “Special services” on page 89.
The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary, by telephone or by mail by writing to: Value Line Funds, P.O. Box 219729, Kansas City, MO 64121-9729. See “How to Sell Shares” on page 85. In most cases, you may exchange your shares for shares of another Value Line mutual fund by accessing your account through vlfunds.com. See “By exchange” on page 86.
Tax Information
The Fund’s distributions generally are taxable as ordinary income or capital gains for federal income tax purposes, unless you are tax exempt or investing through a tax-deferred account, such as a 401(k) plan or an IRA.
Payments to broker-dealers and other financial intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.